                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below does hereby constitute and appoint ELBERT L. THOMAS, JR., JAMES F. KEEN, CLYDE A. BILLINGS, JR., and MILTON A. GUTELIUS, JR., jointly and each of them severally, his or her true and lawful attorney-in- fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to execute and sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2001 to be filed with the Securities and Exchange Commission, pursuant to the provisions of the Securities Exchange Act of 1934, by First Tennessee National Corporation ("Corporation") and, further, to execute and sign any and all amendments thereto and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, or their or his or her substitute or substitutes, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

             Signature                                   Title                        Date
             ---------                                   -----                        ----



Ralph Horn
-----------------------------------          Chairman of the Board               March 22, 2002
Ralph Horn                                   and Chief Executive
                                             Officer and a Director
                                             (principal executive officer)



Elbert L. Thomas, Jr.
-----------------------------------          Executive Vice President and        March 22, 2002
Elbert L. Thomas, Jr.                        Chief Financial Officer
                                             (principal financial officer)



James F. Keen
-----------------------------------          Senior Vice President and           March 22, 2002
James F. Keen                                Corporate Controller (principal
                                             accounting officer)



Robert C. Blattberg
-----------------------------------          Director                            March 22, 2002
Robert C. Blattberg



Carlos H. Cantu
-----------------------------------          Director                            March 22, 2002
Carlos H. Cantu


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

George E. Cates
-------------------------------------        Director                                    March 22, 2002
George E. Cates



J. Kenneth Glass
-------------------------------------        Director                                    March 22, 2002
J. Kenneth Glass



James A. Haslam, III
-------------------------------------        Director                                    March 22, 2002
James A. Haslam, III




-------------------------------------        Director                                    March   , 2002
R. Brad Martin



Joseph Orgill, III
-------------------------------------        Director                                    March 22, 2002
Joseph Orgill, III



Vicki R. Palmer
-------------------------------------        Director                                    March 22, 2002
Vicki R. Palmer



Michael D. Rose
-------------------------------------        Director                                    March 22, 2002
Michael D. Rose



William B. Sansom
-------------------------------------        Director                                    March 22, 2002
William B. Sansom



Luke Yancy, III
-------------------------------------        Director                                    March 22, 2002
Luke Yancy, III


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